UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 15, 2016
 Date of Report (Date of earliest event reported)
MCORPCX, INC.
(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2651
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS
Item 4.01                          Change in Registrant's Certifying Accountant.

On February 15, 2016, the Board of Directors (the "Board") of McorpCX, Inc. (the "Company") approved and authorized the engagement of the accounting firm of MaloneBailey LLP ("MaloneBailey") as the Company's new independent registered public accounting firm upon the voluntary resignation of Hillary CPA Group, CPA ("Hillary").
(a)            Resignation of Independent Registered Public Accounting Firm
On February 15, 2016, Hillary CPA Group ("Hillary"), voluntarily resigned as principal independent registered public accounting firm of the Company. The resignation of Hillary was delivered further to the voluntary withdrawal by Hillary of its registration with the Public Company Accounting Oversight Board.

The reports of Hillary dated March 5, 2015 on the Company's financial statements for the two most recent fiscal years ended December 31, 2014 and 2013, respectively, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the two most recent fiscal years ended December 31, 2014 and 2013, and in the subsequent interim periods through the effective date of resignation of Hillary on February 15, 2016, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions to Item 304), resolved or not, with Hillary on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hillary, would have caused Hillary to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the Company's two most recent fiscal years ended December 31, 2014 and 2013 and in any subsequent interim periods through the effective date of resignation of Hillary on February 15, 2016, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Hillary with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Hillary furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Hillary agrees with the statements made in this current report on Form 8-K, and if not, stating the aspects with which it does not agree. A copy of the letter from Hillary, dated February 16, 2016 is filed as Exhibit 16.1 to this current report on Form 8-K.
(b)            New Independent Registered Public Accounting Firm
On February 15, 2016, the Company has engaged MaloneBailey as its principal independent registered public accounting firm effective February 16, 2016.  The decision to engage MaloneBailey as its principal independent registered public accounting firm has been approved by the Company's audit committee and board of directors.
During the two most recent fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through the effective date of appointment of MaloneBailey on February 16, 2016, the Company had not, nor had any person on behalf of the Company, consulted with MaloneBailey regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor had MaloneBailey provided to the Company a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01                          Financial Statements and Exhibits
(a)            Financial Statements of Business Acquired
Not applicable.
(b)            Pro forma Financial Information
Not applicable.
(c)            Shell Company Transaction
Not applicable.
(d)            Exhibits
Exhibit	Description

16.1	Letter from Hillary CPA Group, CPA dated February 16, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCORPCX, INC.

DATE: February 17, 2016	By:	MICHAEL HINSHAW Michael Hinshaw Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Hillary CPA Group, CPA dated February 16, 2016